UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2013

PARKWAY PROPERTIES, INC.

(Exact name of Registrant as Specified in its Charter)

Maryland	1-11533	74-2123597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Bank of America Center, 390 North Orange Avenue, Suite 2400, Orlando, Florida 32801

(Address of Principal Executive Offices, including zip code)

(407) 650-0593

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On October 4, 2013, Parkway Properties, Inc. (“Parkway”) and Parkway Properties LP entered into an amendment (the “Voting Agreement Amendment”) to the Voting Agreement dated as of September 4, 2013 (the “Voting Agreement”) with James A. Thomas, the Chairman, President and Chief Executive Officer of Thomas Properties Group, Inc. (“Thomas Properties”), and certain entities the vote for which is controlled by Mr. Thomas (together with Mr. Thomas, the “Thomas Parties”). The Voting Agreement Amendment corrects the number of shares of common stock held by certain of the Thomas Parties.

Other than as expressly modified pursuant to the Voting Agreement Amendment, the Voting Agreement, which was filed as Exhibit 99.2 to the Current Report on Form 8-K filed with the SEC by Parkway on September 5, 2013, remains in full force and effect as originally executed on September 4, 2013. The foregoing description of the Voting Agreement Amendment is qualified in its entirety by the full text of such agreement, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed transaction, Parkway has filed with the SEC a registration statement on Form S-4 that includes a preliminary joint proxy statement of Parkway and Thomas Properties that also constitutes a prospectus of Parkway. Parkway and Thomas Properties also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE PRELIMINARY JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the preliminary joint proxy statement/prospectus and other relevant documents filed by Parkway and Thomas Properties with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by Parkway with the SEC will be available free of charge on Parkway’s website at www.pky.com or by contacting Parkway Investor Relations at (407) 650-0593. Copies of the documents filed by Thomas Properties with the SEC will be available free of charge on Thomas Properties’ website at www.tpgre.com or by contacting Thomas Properties Investor Relations at (213) 613-1900.

Parkway and Thomas Properties and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about Parkway’s executive officers and directors in Parkway’s definitive proxy statement filed with the SEC on April 4, 2013. You can find information about Thomas Properties’ executive officers and directors in Thomas Properties’ definitive proxy statement filed with the SEC on April 30, 2013. Additional information regarding the interests of such potential participants is included in the joint proxy statement/prospectus and may be included in other relevant documents filed with the SEC if and when they become available. You may obtain free copies of these documents from Parkway or Thomas Properties using the sources indicated above.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	First Amendment to Voting Agreement by and among Parkway Properties, Inc., Parkway Properties LP and certain stockholders of Thomas Properties Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Parkway Properties, Inc.

Date: October 10, 2013	By:	/s/ Jeremy R. Dorsett
Jeremy R. Dorsett
Executive Vice President and General Counsel